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                                    Merger
                                   Bulletin

     [Great Western Logo]

     May 27, 1997                                            Vol. 1 Number 10

     To All Employees

                          "CHECK IT OUT" ADVERTISEMENT
                   COMPARES WASHINGTON MUTUAL WITH AHMANSON

     For your information, attached is an advertisement that appeared in the New York Times and Los Angeles Times newspapers.

     The ad compares the performance of WAMU and Ahmanson in certain respects, including stockholder return, dividend history and capital position. It also compares merger issues such as integration risk, track record and timing.

     [A complete copy of the advertisement filed by Great Western
     Financial Corporation with the SEC on May 21, 1997 was attached to this bulletin.]

     Published by Corporate Communications -- Great Western -- N 11 36 -- 9200 Oakdale Avenue, Chatsworth, CA